SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                FORM 8-K



                        Commission File No.: 0-9503

                             Current Report


                              May 19, 1998
            (Date of Report - Date of Earliest Event Reported)



                        DIGITAL PRODUCTS CORPORATION

     Florida                                          59-1141879
(State or other jurisdiction of                     (IRS Employer
 Incorporation or organization)                      Identification No)

                             3001 SW 10th Street
                        Pompano Beach, Florida 33069
                  (Address of Principal Executive Offices)


                               (800) 670-7790
                        (Registrant's Telephone Number)




              (Former Name, Former Address and Former Fiscal Year,
                        if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On April 3, 1997, the Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act in the U.S. District Court for the Southern District of Florida. Since that date, the Company has continued its day-to-day business under the protection of the Bankruptcy Court as Debtor-In-Possession. The following Monthly Financial Report for Business for the month of April was filed with the Bankruptcy Court on May 1, 1998.

                     UNITED STATES BANKRUPTCY COURT
                      SOUTHERN DISTRICT OF FLORIDA
                             MIAMI DIVISION


IN RE:                                         CASE NUMBER

                                               97-21987BKC-RBR

                                               JUDGE RAYMOND B. RAY

   DEBTOR.                                     CHAPTER 11


            DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                           FOR THE PERIOD

                   FROM   4/1/98    TO    4/30/98



Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                          Robert Furr
                                          Attorney for Debtor


Debtor's Address                          Attorney's Address
And Phone Number:                         and Phone Number:

3001 SW 10th Street                       1499 W Palmetto Road

Pompano Beach, FL 33069                   Boca Raton, FL 33486

(800) 670-7790                            (561) 395-0500

                   Monthly Financial Report for Business

For the Period Beginning:  4/1/98   and   Ending:4/30/98

Name of Debtor:   Digital Products Corporation   Case Number  97-21987 BKC RBR
Date of Petition:  4/3/97

                                                        Current         Cumulative
                                                         Month         Petition to Date
1. Cash at Beginning of Period                       $     3,137.11    $    60,846.09
2. Receipts:
   A. Cash Sales                                           -                 -
      Less: Cash Refunds                                   -                 -
      Net Cash Sales                                       -                 -
   B. Collections on Post Petition A/R                   319,411.40      2,607,499.26
   C. Collections on Pre Petition A/R                     49,500.23        432,498.78
   D. Other Receipts                                       -               109,076.29
3. TOTAL RECEIPTS                                        368,911.63      3,149,074.33
4. TOTAL CASH AVAILABLE FOR
      OPERATIONS (Line 1 + Line 3)                       372,048.74      3,209,920.42

5. DISBURSEMENTS
   A. U.S. Trustee Quarterly Fees                          -                11,250.00
   B. Net Payroll                                         77,256.42        781,116.70
   C. Payroll Taxes Paid                                  35,888.46        359,390.01
   D. Sales and Use Taxes                                  -                 -
   E. Other Taxes                                          -                10,190.85
   F. Rent                                                18,183.85         81,268.56
   G. Other Leases                                         8,064.77         80,301.93
   H. Telephone                                           39,624.60        280,559.42
   I. Utilities                                            -                 -
   J. Travel & Entertainment                              23,900.26        186,647.74
   K. Vehicle Expenses                                     -                 -
   L. Office Supplies                                      5,469.19         26,730.46
   M. Advertising                                          -                13,850.57
   N. Insurance (Attachment 7)                            15,282.33        129,739.63
   O. Purchases of Fixed Assets                            4,374.36         67,698.98
   P. Purchases of Inventory                              13,083.22        389,791.35
   Q. Manufacturing supplies                               -                 -
   R. Repairs and Maintenance                              -                 1,559.21
   S. Payments to Secured Creditors                        -                 -
   T. Other Operating Expenses                           125,827.36        784,758.04
     (Attach List)
6. TOTAL CASH DISBURSEMENTS                              366,954.82      3,204,826.50
7. ENDING CASH BALANCE
    (LINE 4 - LINE 6)                                 $    5,093.92     $    5,093.92


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 19th day of May 1998. ____________________

                     Monthly Financial Report for Business

Period Beginning: 4/1/98  and  Ending:4/30/98

Name of Debtor:  Digital Products Corporation    Case Number: 97-21987-BKC-RBR
Date of Petition:  4/3/97


OTHER RECEIPTS
                                             Current     Cumulative
                                              Month        to Date
IL Unemployment        Refund                   -            701.08
Employees              Shipping                 -             22.25
AT&T                   Refund                   -            172.98
Various                Misc Income              -          1,197.38
Genesee County         Payment in Error         -          1,622.00
COD                    Supplies/Other           -          2,357.37
EMS                    Cash Advance             -         24,900.00
APT                    Refund deposit           -         10,000.00
Various                Tax refunds              -            257.51
State of Utah          Receipt in error         -          4,750.20
Void Checks                                     -            245.52
NASDAQ                 Refund                   -          4,000.00
Judy Sundberg          Advance                  -          8,850.00
Synergy Media          Draw on Trust Funds      -         20,000.00
IMS, Inc.              Reimburse Expenses       -         30,000.00
Void checks                                                  245.52

                                           $    -       $109,076.29

                  Monthly Financial Report for Business

Period Beginning: 4/1/98  and  Ending:4/30/98

Name of Debtor: Digital Products Corporation Case Number: 97-21987-BKC-RBR Date of Petition: 4/3/97


     OTHER OPERATING EXPENSES
                                                                        Current          Cumulative
                                                                         Month            to Date
Tax Acct         Bank Charge            Service Charges                     296.41
Barnett Bank     Bank Charge            Wire Transfer Fees                  162.00             237.00
Operating Acct   Bank Charge            Service Charges                      27.50             984.28
Payroll Acct     Bank Charges           Service Charges                      17.80             371.39
                 Kinko's                Copies for Tracking                   -                654.67
                 Postage                Next Day Mailing                      -                 56.75
                 Subcontractors         Installers                            -             29,933.63
                 Corporate License Fees                                       -                330.00
                 Computer Programmer                                          -             43,475.48
                 Subcontractors         Labor                            62,065.29         243,985.63
                 Freight                                                 11,014.20          93,240.56
                 Transfer Agent/Other                                         -             38,875.25
                 Patent Renewals                                              -             13,289.00
                 Refund (ck Rec in Error)                                     -              6,362.20
                 Advance Payment        Repayment                             -             24,900.00
                 Various                Medical Claims                        -              2,451.88
                 Subcontractors         Computer Supplies                     -                498.18
                 S. Kapila              Interim CFO                           -             10,469.05
                 L. Martin              Commission                            -              1,000.00
                 T. Snellings           Consult/Comm                          -             24,708.30
                 Various                Network Support                       -             10,534.33
                 Various                Move Expense                          -              7,006.60
                 SGSG                   Advance                               -             18,786.09
                 Competatech/Others     Training                            327.52           3,056.91
                 Employees              Mileage                               -                168.44
                 Employees              125s Reimbursement                    -              2,588.00
                 Corporate Systems      CCSN Deposit                          -             61,612.96
                 Mike Luther            Expense Reimb/Adv                14,500.00          27,056.61
                 Peggy Conway           Expense Advance                       -              2,000.00
                 USCF                   Fees                                  -                500.00
                 Various                Deposits                              -             40,500.00
                 EMS                    Commission                            -              2,843.25
                 Bank of Kaukauna       Utah lease                            -             15,044.63
                 Transfer to IMS        Expense Reimburse                25,000.00          25,000.00
                 American Stock Transfer Legal                            1,600.00           1,600.00
                 Holland & Knight       Legal                               285.00             285.00
                 Judy Sundberg          Advance                           8,850.00           8,850.00
                 Deltec                 Repairs                           1,663.40           1,663.40
                 Electronic Filings     SEC Filing                          171.00             171.00
                 America Online         Internet                             26.95              26.95
                 Constant Services      Repairs                             116.50             116.50
                 Argentina Consultants  consulting                       _________          13,600.00

                 Total                                                 $125,827.36        $784,757.84



                                ATTACHMENT 1

             MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:Digital Products Corporation      Case Number: 97-21987 BKC RBR

Reporting Period Beginning:4/1/98and Ending:4/30/98


ACCOUNTS RECEIVABLE AT PETITION DATE:      $ 534,314.00

ACCOUNTS RECEIVABLE RECONCILIATION (Includes all accounts receivable, pre-petition and post-petition, including charge card sales, which have not been received):

        Beginning of Month Balance              $ 756,593.56
        Plus: Current Month New Billings          198,732.62
        Less: Collections during the Month        368,911.63
        End of Month Balance                    $ 586,414.55


Aging:  (Show the total amount for each age group of accounts
         Incurred since filing the petition)

0-30 days        31-60 days          61-90 days      Over 90      Total
                                                     Days
$259,355.23      97,348.04           114,028.45      95,167.10   $565,868.82

                              ATTACHMENT 2

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  Digital Products Corporation    Case # 97-21987 BKC-RBR

Reporting Period Beginning   4/1/98   and Ending  4/30/98

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to the filing of the petition.

Date      Days
Incurred  Outstanding   Vendor                  Description                Amount
24-Apr-97               Millward & Co.          Audit                          150.00 dispute
1-Feb-98    89          Access 2000             Computer System              8,358.00
1-Feb-98    89          Doug Hogmire            Computer                     1,383.55
2-Feb-98    56          AT&T                    Phones                       3,053.88
22-Apr-98   8           St. of Hawaii           Taxes                          286.16
22-Apr-98   8           St. of Hawaii           Taxes                        2,451.32
20-Apr-98   10          Fed Ex                  Shipping                       138.80
20-Apr-98   10          Fed Ex                  Shipping                        15.00
27-Apr-98   3           Fed Ex                  Shipping                       247.14
25-Apr-98   5           UPS                     Shipping                       979.25
30-Apr-98               Acme Typewriter         Office Sup.                     79.04
30-Apr-98               Royal Mercantile Trust                               2,583.56
22-Apr-98   8           Modern Time Systems     Repair                          93.17
03-Apr-98   27          Cort                    Furniture                      134.96
07-Apr-98   23          Telnet Data             Shipping                        11.50
23-Apr-98   7O          'Donnell Ficenec        Tax Prep.                    1,656.00
15-Apr-98   15          Worldtech Computers     Office Sup.                    242.24
10-Apr-98   20          Gevalia Kaffee          Office Sup.                     31.85
30-Apr-98               Albani Laporte          Contr. Labor                   407.15
20-Apr-98   10          DAS Consulting          Repair                         530.00
17-Apr-98   3           Comguard                Repair                      11,625.00
14-Apr-98   16          Monroe County Probation Equip                        2,560.00
01-Apr-98   29          TCG                     Telephone                    7,008.44
16-Apr-98   14          US West                 Telephone                      452.12
                                                                          $ 44,478.13

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

   Opening Balance (total from prior report)           $140,631.41
   Plus: New Indebtedness Incurred This Month            28,478.82
   Less: Amount Paid on Prior Accounts Payable          124,632.10
   End of Month Balance                                $ 44,478.13

Secured: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                Number        Total
                                of Post       Amount of
Secured    Date                 Petition      Post Petition
Creditor/  Payment   Payment    Payments      Payments
Lessor     Due       Amount     Delinquent    Delinquent

None

                              ATTACHMENT 3

Name of Debtor: Digital Products Corporation    Case # 97-21987 BKC-RBR

Report Period Beginning  4/1/98  and  Ending  4/30/98

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:       $148,780.63

INVENTORY RECONCILIATION:

      Inventory Balance at Beginning of Month       $124,957.41
      Inventory Purchased during Month                13,083.22
      Inventory Used or Sold                            -
      Inventory on Hand at End of Month             $138,040.63


METHOD OF COSTING INVENTORY:Inventory is stated at lower of cost or market using first-in, first-out method in determining cost, and replacement cost or net realizable value in determining market.




FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:            $ 716,000
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):


FIXED ASSETS RECONCILIATION:

Fixed Assets Book Value at Beginning of Month      $454,032.00
    Less: Depreciation Expense                       34,963.00
    Plus: New Purchases
    Less: Disposed Under Lease Rejection
    Ending Monthly Balance                         $419,069.00

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING
THE REPORTING PERIOD:

                            ATTACHMENT 4

                      MONTHLY BANK RECONCILIATIONS

DEBTOR: Digital Products Corporation             Case #97 21987 BKC-RBR

Report Period Beginning:  4/1/98  Ending:  4/30/98

BANK: Comerica Bank & Trust                     BRANCH: Boca Raton
ACCT NAME:  Digital Products Corporation
ACCT NUMBER:  1811006533
PURPOSE OF ACCOUNT:  Operating Account

       Beginning Balance                  $   2,823.30
       Total of Deposits Made               361,305.99
       Total Amount of Checks/Wires         260,847.18
       Service Charges                          189.50
       Transfers to Other Accounts           99,711.74
       Closing Balance                    $   3,380.87


  Number of First Check Written This Period     1970
  Number of Last Check Written This Period      2075

  Total Number of Checks Written This Period     104
  Total Number of Wire Transfers                  10
  Voided Checks This Period                        3
                                   Total         117



BANK:  Comerica Bank & Trust                      BRANCH: Boca Raton
ACCT NAME:  Digital Products Corporation
ACCT NUMBER:  1811006541
PURPOSE OF ACCOUNT:  Payroll Account

       Beginning Balance             $     237.95
       Total of Deposits Made           71,379.22 Transfers in
       Total Amount of Checks Written   70,713.67
       Service Charges Payroll Depot       288.04
       Service Charges                      23.27
       Transfers to Other Accounts           0.00
       Closing Balance               $     592.19


  Number of First Check Written This Period     774
  Number of Last Check Written This Period      828

  Total Number of Checks Written This Period     54
  Plus Manual Checks                              0
                                Total            50

  Plus Direct Deposits                           56 Items
  Total                                         106 Items

                              ATTACHMENT 4

                      MONTHLY BANK RECONCILIATION

DEBTOR:  Digital Products Corporation            Case #97 21987 BKC-RBR

Report Period Beginning:  4/1/98  Ending:  4/30/98

BANK:  Comerica Bank & Trust                     BRANCH:  Boca Raton
ACCT NAME:  Digital Products Corporation
ACCT NUMBER:  1811006558
PURPOSE OF ACCOUNT:  Tax Account

      Beginning Balance$                      75.86
      Total of Deposits Made              77,783.05 Transfers in
      Total Amount of Checks Written      76,683.05 Transfers out
      Service Charges                         55.00
      Transfers to Other Accounts              0.00
      Closing Balance                   $  1,120.86

                              ATTACHMENT 5
                             CHECK REGISTER

DEBTOR: Digital Products Corporation         Case # 97-21987 BKC-RBR
Report Period Beginning:  4/1/98  And Ending:  4/30/98

NAME OF BANK:  Comerica Bank & Trust
ACCOUNT NAME:  Digital Products Corporation
ACCOUNT #:  1811006533
PURPOSE OF ACCOUNT:  Operating Account


Date    Check #   Payee                      Purpose                     Amount
4/1/98  1970      Telnet Data Group          Repair Parts                     695.36
4/1/98  1971      Mesa Alexander             Contract Labor                    75.00
4/2/98  1972      Global Comp. Concept       COS Computer                     479.00
4/2/98  1973      Jeff Serbin                Reim. Repair Parts               726.30
4/3/98  1974      US Postmaster              Postage                           96.00
4/3/98  1975      American Design            Contract Labor                 1,876.02
4/3/98  1976      Judy Sundberg              Repay Advance                  8,850.00
4/3/98  1977      Doug Hogmire               Expenses                         881.22
4/3/98  1978      Chuck Nora                 Expenses                       1,113.43
4/3/98  1979      Ken Virgillito             Expenses                         739.65
4/3/98  1980      Peggy Conway               Expenses                       1,861.84
4/3/98  1981      United Parcel Service      Freight                        1,733.13
4/3/98  1982      MEBA                       Health & Dental Ins.           4,735.93
4/3/98  1983      Riscorp Ins                Workcomp                       1,702.56
4/3/98  1984      Constant Services          Repairs                          116.50
4/3/98  1985      LCI International          Long Distance                    593.96
4/3/98  1986      LCI International          Long Distance                 14,502.58
4/3/98  1987      TCG                        Local Telephone                2,308.25
4/3/98  1988      Competatech                Training                         168.75
4/3/98  1989      Competatech                Training                          98.77
4/3/98  1990      Gard Distributing          Repair Parts                      98.83
4/3/98  1991      Penny Woods                Expenses                          33.48
4/3/98  1992      Bryan Brown                Travel, Computer, etc          2,756.00
4/3/98  1993      Craig Thompson             Toner Cartridge                   74.19
4/3/98  1994      Judy Sundberg              Expenses                         391.49
4/6/98  1995      Mike Luther                Expense Reimb/Adv             10,000.00
4/2/98  1996      Trammel Crow               Rent                             939.00
4/6/98  Wire      SMA, Inc                   Engineering                   15,907.07
4/6/98  Wire      KBS, Inc                   Rent                           5,000.00
4/6/98  Wire      Wire transfer fee          Bank Charge                       30.00
4/6/98  1997      XiNetix                    Rent                           6,287.87
4/6/98  1998      FedEx                      Freight                        1,572.55
4/6/98  1999      US West                    Telephones                       620.77
4/6/98  2000      Electronic Filings         SEC Filing                       171.00
4/6/98  2001      Alvin Cohn                 Expenses                         182.30
4/6/98  2002      Carl Marjolis              Consulting                       693.75
4/6/98  2003      Accounting Resources       Contract Labor                   717.20
4/6/98  2004      Judy Sundberg              Expenses                         672.81
4/6/98  2005      Judy Sundberg              Expenses                         142.00
4/6/98  2006      Bryan Brown                Expenses                       1,772.88
4/6/98  2007      Liberty Court              Airfare, Subcontract           2,802.00
4/7/98  2008      Holland & Knight           Patent                           285.00
4/7/98  2009      Deltec                     Repairs                        1,663.40
4/7/98  2010      United Parcel Service      Freight                        2,134.47


                                 ATTACHMENT 5
                                CHECK REGISTER

DEBTOR:  Digital Products Corporation                  Case # 97-21987 BKC-RBR

Report Period Beginning:  4/1/98  And Ending:  4/30/98

NAME OF BANK:  Comerica Bank & Trust
ACCOUNT NAME:  Digital Products Corporation
ACCOUNT #:  1811006533
PURPOSE OF ACCOUNT:  Operating Account


Date    Check #       Payee                        Description                Amount
4/7/98  2011          Self Storage                 Storage Unit                1,142.00
4/7/98  2012          American Stock Tra.          Fees                        1,600.00
4/7/98  2013          Sandra Umana                 Contract Labor                 80.00
4/7/98  2014          Industrial Assembly          Straps                      4,760.00
4/7/98  2015          FedEx                        Freight                       288.75
4/7/98  2016          Office Max                   Supplies                       22.34

        2017          Void
4/7/98  2018          Liberty Court Travel         Airfare                     4,983.00
4/7/98  2019          Travis Snellings             Consulting                  1,145.83
4/8/98  2020          Travis Snellings             Expenses                      525.03
4/10/98 2021          Liberty Court Travel         Telemarketing                 500.00
4/13/98 2022          Doug Hogmire                 Expenses                      957.40
4/13/98 2023          Ken Virgillito               Expenses                       43.85
4/13/98 2024          Peggy Conway                 Travel                         51.78
4/13/98 2025          Abe Miranda                  Travel                          6.72
4/13/98 2026          Reliance Std. Life           Insurance                      36.41
4/13/98 2027          Paging Network FL            Telephone                     263.73
4/13/98 2028          American Design              Contract Labor              2,197.59
4/13/98 2029          Renata Batteries             Supplies                    3,051.95
4/13/98 2030          Reliable Office Prod.        Supplies                      288.57
4/13/98 2031          Triple S Transport           Freight                     1,480.83
4/13/98 2032          Judy Sundberg                Expenses                      247.57
4/13/98 2033          Charles Nora                 Expenses                      642.93
4/13/98 2034          Richard Angulo               Expenses                    4,817.78
4/13/98 2035          Access 2000                  Computers                   1,000.00
4/13/98 2036          Cort Furniture               Travel                        134.90
4/13/98 Wire          KBS, SMA, DPC                Bank charges                   45.00
4/14/98 2037          Liberty Court Travel         Travel                      2,275.54
4/15/98 2038          Frogs                        Printing                      118.75
4/16/98 2039          Ken Virgillito               Contract Wages                 75.00
4/16/98 2040          Victor Flores                Contract Wages              2,425.00
4/16/98 2041          Daden Packaging              Freight                     2,116.00
4/16/98 2042          Neph Rodriquez               Travel Advance              2,100.00
4/16/98 2043          MSC Industrial Supply        Supplies                       80.78
4/17/98 2044          American Design              Contract Wages              1,960.83
4/17/98 2045          Judy Sundberg                Travel                         68.03
4/17/98 2046          Frank Garner                 Contract Wages                640.00
4/17/98 2047          Albani Laporte III           Contract Wages                908.62
4/17/98 2048          Richard Angulo               Expenses                    2,802.37


                               ATTACHMENT 5
                              CHECK REGISTER

DEBTOR: Digital Products Corporation              Case # 97-21987 BKC-RBR
Report Period Beginning:  4/1/98  And  Ending:  4/30/98

NAME OF BANK:  Comerica Bank & Trust
ACCOUNT NAME:  Digital Products Corporation
ACCOUNT #:  1811006533
PURPOSE OF ACCOUNT:  Operating Account



Date     Check #       Payee                        Description                Amount

4/22/98  2049          Office Depot`                Supplies                     295.55
4/22/98  2050          P.C. Solutions               Contract Wages               124.00
4/22/98  Wire          Travis Snelling              Travel                     2,000.00
4/22/98  Wire          Doug Hogmire                 Wages                      2,000.00
4/22/98  Wire          Wire fee                     Bank Charges                  60.00
4/22/98  Wire          KBS                          Rent                       5,000.00
4/22/98  Wire          Steve Makk                   Contract Wages            10,000.00
4/23/98  2051          TCG                          Telephone                  2,338.39
4/23/98  2052          LCI International            Telephone                 13,770.08
4/23/98  2053          UPS                          Freight                    2,961.77
4/23/98  2054          MEBA                         Rent                       4,506.11
4/23/98  2055          Noel Bryan                   Supplies                      17.00
4/23/98  2056          Annette Chandler             Travel                        26.95
4/23/98  2057          American Desgin              Contract Wages               486.00
4/23/98  2058          Judy Sundberg                Wages                      2,128.26
4/23/98  2059          Pencietta Woods              Wages                        411.79
4/23/98  2060          Memcon                       Rent                       1,000.00
         2061     Void
4/24/98  Wire          Victor Flores                Contract Labor             5,000.00
4/24/98  Wire          Wire fee                     Bank Charges                  15.00
4/24/98  2062          Office Max                   Supplies                     100.07
4/24/98  2063          US Postal Service            Postage                        9.48
4/24/98  2064          Key Leasing                  Auto lease                   500.00
4/27/98  2065          Liberty Court Travel         Travel                     1,546.00
4/27/98  2066          Memcon                       Rent                       1,000.00
4/27/98  2067          UPS                          Freight                      842.70
4/27/98  2068          Access 2000                  Computer                   1,000.00
4/27/98  Wire          XiNetix                      Rent                       6,183.85
4/28/98  2069          Liberty Court Travel         Travel                     2,281.00
4/28/98  Wire          IMS                          Intercompany              25,000.00
4/28/98  Wire          Wire Fees                    Bank Charges                  60.00
4/30/98  2070          US Postmaster                Postage                       96.00
4/30/98  2071          Midwest Employee Benefits Admin.  Insurance             4,301.32
4/30/98  2072          Mike Luther                  Advance                    4,500.00
4/30/98  2073          Richard Angulo               Wages                      1,287.15
4/30/98  2074          Steve Makk                   Contract Wages            16,128.38
4/30/98  AW            America Online               Internet Access               26.95
2075     Void

                       Total                                               $ 260,847.18

                                ATTACHMENT 5
                               CHECK REGISTER

DEBTOR: Digital Product Corporation            Case #:  97-21987 BKC-RBR

Report Period Beginning:  4/1/98  and  Ending:  4/30/98

NAME OF BANK:  Comerica Bank & Trust
ACCOUNT NAME:  Digital Products
ACCOUNT #:  1811005541
PURPOSE OF ACCOUNT:  Payroll Account


Date    Check #                   Payee          Purpose           Amount
4/6/98  786-797+17 direct dep     Employees      Payroll         $16,120.10
4/10/98 798-811+16 direct dep     Employees      Payroll          15,981.11
4/17/98 812-828+16 direct dep     Employees      Payroll          17,691.13
4/23/98 1 direct dep              Employee        Payroll          2,960.77
4/24/98 829-844+16 direct dep     Employees       Payroll         18,676.11

        Sub Total Payroll                                         71,429.22

March   Payroll Depot Serv. Chg.                                     288.04

        Grand Total                                              $71,717.26


                              ATTACHMENT 5
                              CHECK REGISTER


DEBTOR:  Digital Products Corporation             Case #97-21987 BKC - RBR

Report Period Beginning:  4/1/98  and  Ending:  4/30/98

NAME OF BANK:  Comerica Bank & Trust
ACCOUNT NAME:  Digital Products Corporation
ACCOUNT #:  1811006558
PURPOSE OF ACCOUNT:  Tax Account


Date         Check #        Payee           Purpose           Amount
4/6/98       transfer       Payroll Depot   payroll taxes    $ 7,751.00
4/10/98      transfer       Payroll Depot   payroll taxes      7,605.64
4/17/98      transfer       Payroll Depot   payroll taxes      9,154.58
4/23/98      transfer       Payroll Depot   payroll taxes      1,139.34
4/24/98      transfer       Payroll Depot   payroll taxes      9,137.90
                                                             $34,788.46


                         ATTACHMENT 6a
                       Monthly Tax Report

DEBTOR:  Digital Products Corporation        Case #97-21987 BKC - RBR
Reporting Period Beginning:  4/1/98  and  Ending:  4/30/98

               TAXES PAID and ACCRUED DURING MONTH

Date     Bank             Description         Amount
4/6/98   Comerica Bank    FED WH              $3,523.99
                          FICA                 2,695.40
                          MEDICARE               630.42
                          FUTA                    57.24
                          IN WH                   62.77
                          MN WH                   21.58
                          NE WH                  316.67
                          MD WH                   42.66
                          MI WH                   30.80
                          IN SUTA                 12.92
                          FL SUTA                243.24
                          MD SUTA                 21.23
                          MI SUTA                 14.54
                          MN SUTA                 12.93
                          NE SUTA                 32.20
                          WA SUTA                 32.31
                                              $7,751.00

4/10/98   Comerica Bank   FED WH              $3,485.85
                          FICA                 2,671.78
                          MEDICARE               624.84
                          FUTA                    50.13
                          IN WH                   62.77
                          MD WH                   42.66
                          MI WH                   30.80
                          MN WH                   21.58
                          NE WH                  316.67
                          FL SUTA                222.25
                          MD SUTA                 21.23
                          MI SUTA                 14.54
                          MN SUTA                 12.93
                          IN SUTA                 12.92
                          NE SUTA                  2.94
                                              $7,605.64

                           ATTACHMENT 6a
                        Monthly Tax Report

DEBTOR:  Digital Products Corporation         Case #97-21987 BKC - RBR
Reporting Period Beginning:  4/1/98  and  Ending:  4/30/98

                 TAXES PAID and ACCRUED DURING MONTH

Date      Bank            Description          Amount
4/17/98   Comerica Bank   FED WH               $4,339.01
                          FICA                  3,042.15
                          MEDICARE                711.47
                          FUTA                     58.61
                          IN WH                    62.77
                          MD WH                   124.35
                          MI WH                    30.80
                          MN WH                    21.58
                          NE WH                   429.90
                          FL SUTA                 215.08
                          MD SUTA                  63.69
                          MI SUTA                  14.54
                          MN SUTA                  12.93
                          NE SUTA                  14.70
                          IN SUTA                  12.92
                                               $9,154.50

4/23/98   Comerica Bank   FED WH               $4,338.62
                          FICA                  3,047.17
                          MEDICARE                739.10
                          FUTA                     48.38
                          IN WH                    62.77
                          MD WH                   101.51
                          MI WH                    30.80
                          MN WH                    21.58
                          NE WH                   408.11
                          FL SUTA                 236.67
                          MD SUTA                  53.08
                          MI SUTA                  14.54
                          MN SUTA                  12.93
                          NE SUTA                   9.80
                          IN SUTA                  12.92
                                               $9,137.98

                          ATTACHMENT 6a
                       Monthly Tax Report

DEBTOR:  Digital Products Corporation         Case #97-21987 BKC - RBR
Reporting Period Beginning:  4/1/98  and  Ending:  4/30/98

               TAXES PAID and ACCRUED DURING MONTH

Date       Bank           Description            Amount
4/24/98    Comerica Bank  FED WH                 $1,023.08
                          MEDICARE                  116.26
                                                 $1,139.34


                               Total            $34,788.46


                           ATTACHMENT 6b

DEBTOR:  Digital Products Corporation         Case #97-21987 BKC - RBR
Report Period Beginning:  4/1/98  and  Ending:  4/30/98

                         TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal & State withholding, FICA, state sales tax, property tax, unemployment taxes and State WC. Date last tax returns filed 1/31/98.
Period: 4th Quarter returns


Name of Taxing       Date Payment     Description                     Amount
Authority            Due
FUTA                 07/31/98         Fed unemployment tax             214.36
IN WH                05/15/98         IN WH                            302.76
MD WH                05/15/98         MD WH                            311.18
MI WH                05/15/98         MI WH                            123.20
MN WH                05/15/98         MN WH                             86.32
NE WH                05/15/98         NE WH                          1,471.35
FL SUTA              07/31/98         FL unemployment                  917.24
IN SUTA              07/31/98         IN unemployment                   51.68
MD SUTA              07/31/98         MD unemployment                  159.23
MI SUTA              07/31/98         MI unemployment                   58.16
MN SUTA              07/31/98         MN unemployment                   51.72
NE SUTA              07/31/98         NE unemployment                   59.64
WA SUTA              07/31/98         WA unemployment                   32.31


                             ATTACHMENT 7
            SUMMARY OF PERSONNEL & INSURANCE COVERAGES

Name of Debtor:  Digital Products Corporation       Case #97-21987 BKC - RBR

Report Period Beginning:  4/1/98  and  Ending  4/30/98

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer:        Title           Amount Paid        Travel Adv.
Richard Angulo          Pres/COO        $13,455.52$             -
Michael Luther          CEO/Chairman      9,230.80              -
Bryan Brown             CFO/Secy          6,165.38              -



                          PERSONNEL REPORT

                                                     Full Time   Part Time
Number of employees at beginning of period               26          2
Number hired during the period                            2          1
Number converted to full time                             -          -
Number terminated during the period                       -          -
Number of employees on payroll at the end of period      28          3


                     CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health & life.


Carrier               Agent & Phone #            Policy #          Coverage          Expiration      Date
                                                                   Type              Date            Premium
                                                                                                     Due
Riscorp of FL         Alexander & Alex           12924             WC                4/1/98          3/2/98
                      305-279-7870
VA Riscorp            Dade Underwriters          40076             WC                3/1/98          paid
                      954-462-1304
Reliance Stand.       Mahoney & Asso.            LTD097814         LTD               8/1/97          5/2/98
Life Insurance        954-763-7971
Gotham Ins.           Seitlin Ins.               MM014842LP296     Comp. Gen'l       6/1/98          paid
                      305-591-0090                                 Liability
Nat'l Union Fire      Seitlin Ins.               BE9327676         Umbrella          6/1/98          paid
Ins. Co. of Pitt.     305-591-0090                                 Liability
Pacific Ins. Co.      Seitlin Ins.               ZG0008872         Property          5/1/98          paid
                      305-591-0090
Fidelity & Dep.       Seitlin Ins.               CCP0033867        Crime             5/1/98          paid
                      305-591-0090
Mutual of             Midwest Emp. Ben.          266 MBPT          Health & Dental   10/1/98         paid
Omaha


                               ATTACHMENT 8

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

The Company filed its Third Plan of Reorganization and Disclosure Statement on April 7, 1998. On May 14, 1998 an Order approving the Third Amendend Disclosure Statement was approved by the United States Bankruptcy Court Southern District of Florida. The Confirmation Hearing for the Plan of Reorganization has been scheduled for July 1, 1998.

Bryan Brown, Chief Financial Office, submitted his resignation effective April 22, 1998.